Exhibit 10.1

AMENDMENT

TO THE

CONSULTING SERVICES AGREEMENT

THIS AMENDMENT TO THE CONSULTING SERVICES AGREEMENT (“Amendment”) is made and entered into, as of the effective date set forth on the signature page hereof, by and between GTS Consulting, LLC (“GTS”) and ACE American Insurance Company, a Pennsylvania corporation (“ACE”).

WHEREAS, Gary Schmalzriedt (“Executive”) and ACE previously entered into a Consulting Services Agreement dated October 1, 2006 (the “Agreement”); and

WHEREAS, the Executive and ACE intend to amend the Agreement as set forth below; and

WHEREAS, to induce GTS to execute this Amendment to continue Executive’s services as a consultant, the parties desire to enter into a written Amendment to the Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All references to “September 30, 2007” are hereby changed to read “September 30, 2008” throughout the Agreement.

2. Paragraph 5 is amended to read in relevant part (subparagraphs (c), (d) and (e) remain unchanged):

Consideration. As consideration for the GTS’s performance of the Consulting Services from October 1, 2007 through September 30, 2008, ACE shall compensate the Executive as follows:

a.	GTS will receive a total of $50,000 for time worked on the Consulting Services during the term of the Agreement, plus reasonable out-of-pocket expenses of Executive, which are approved, documented, and consistent with Employer’s Travel and Expense Policy;

b.	fees for Consulting Services and expenses will be paid on a quarterly basis in 4 equal installments of $12,500;

3. All other provisions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement intending to be legally bound as of the effective date set forth below.

GTS CONSULTING, LLC

Gary T. Schmalzriedt, President

ACE AMERICAN INSURANCE COMPANY

Phillip B. Cole, Global Human Resource Officer

Effective Date: